Filed Pursuant to Rule 497(e)
Registration No. 33-06790
THE GAMCO WESTWOOD FUNDS
(the “Trust”)
GAMCO Westwood Mighty Mites(SM) Fund
GAMCO Westwood SmallCap Equity Fund
GAMCO Westwood Income Fund
GAMCO Westwood Equity Fund
GAMCO Westwood Balanced Fund
GAMCO Westwood Intermediate Bond Fund
(the “Funds”)
Supplement dated July 8, 2011
to the Trust’s Prospectuses dated January 31, 2011
Effective July 1, 2011, Elizabeth M. Lilly, CFA joined Teton Advisors, Inc. and became an Associate Portfolio Manager of the GAMCO Westwood Mighty Mites(SM) Fund. In November 2002, Ms. Lilly joined GAMCO Investors, Inc. as a Senior Vice President and Portfolio Manager of Gabelli Funds, LLC and GAMCO Asset Management Inc. Ms. Lilly began her career with Goldman, Sachs in 1985 and worked for Fund American and St. Paul Companies. She holds a BA in Economics from Hobart/William Smith College.